McGladrey & Pullen, LLP
                          ----------------------------
                  Certified Public Accountants and Consultants







                         CONSENT OF INDEPENDENT AUDITOR






      We hereby consent to the incorporation by reference in the February 14, 1997 Amendment No. 1 to Registration Statement on Form S-3 of our report dated March 15, 1996, which appears on Page F-2 of the annual report on Form 10-KSB/A of LottoWorld, Inc. for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                    S/ McGladrey & Pullen, LLP

Naples, Florida
February 14, 1997



























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